UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 13, 2023

CABOT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-5667	04-2271897
(Commission File Number)	(IRS Employer Identification No.)

TWO SEAPORT LANE, SUITE 1400, BOSTON, MASSACHUSETTS	02210-2019
(Address of Principal Executive Offices)	(Zip Code)

(617) 345-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	CBT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 13, 2023, the Board of Directors (the “Board”) of Cabot Corporation (“Cabot”), based on a recommendation of the Board’s Governance and Nominating Committee, elected Michelle Williams, Ph.D., as a director of Cabot and appointed Dr. Williams to the Board’s Audit Committee, both effective September 13, 2023. Dr. Williams will serve as a director in the class whose term expires at the Annual Meeting of Stockholders in 2025.

There is no arrangement or understanding between Dr. Williams and any other person pursuant to which she was selected to become a member of the Board, nor are there any transactions between Dr. Williams and Cabot or any subsidiary of Cabot that are reportable under Item 404(a) of Regulation S-K.

Dr. Williams will receive compensation for her service as a non-employee director as described under the heading “Director Compensation” in Cabot’s Proxy Statement for the 2023 Annual Meeting of Stockholders, which description is incorporated herein by reference. As part of such compensation, on September 13, 2023, Dr. Williams received shares of Cabot common stock, par value $1.00 per share, having a value as close as possible to $45,000 on such date, which amount was calculated by prorating Cabot’s annual stock grant for non-employee directors of $135,000.

In addition, on September 15, 2023, Sue Rataj, Non-Executive Chair of the Board, advised the Board that she would be retiring from the Board effective May 31, 2024. Ms. Rataj has served as a director of Cabot since 2011. In addition to her role as Non-Executive Chair, Ms. Rataj currently serves as Chair of the Governance and Nominating and Executive Committees. To ensure a smooth leadership transition, Ms. Rataj will step down as Non-Executive Chair effective October 1, 2023 and will remain Chair of the Governance and Nominating and Executive Committees until her retirement from the Board.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing Dr. Williams’s election is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Cabot Corporation on September 15, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION

By:	/s/ Sean D. Keohane
Name:	Sean D. Keohane
Title:	President and Chief Executive Officer

Date: September 15, 2023